SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the Appropriate Box:

[X] Preliminary Information Statement

[ ] Confidential, for Use of the Commission Only

[ ] Definitive Information Statement

                        LINCOLN INTERNATIONAL CORPORATION


Payment of Filing Fee (Check the Appropriate Box)

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

    (1) Title of each class of securities to which the transaction applies:

    (2) Aggregate Number of Securities to which transaction applies:

    (3) Per Unit Price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed Maximum Aggregate Value of Transaction:

    (5) Total Fee Paid:


[ ] Fee Paid with preliminary materials


[ ] Check Box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

                        LINCOLN INTERNATIONAL CORPORATION

                        641 LEXINGTON AVENUE, 25TH FLOOR
                            NEW YORK, NEW YORK 10022
                                 (212) 421-1616

                                October __, 2004

To Our Stockholders:

This Information Statement, which is being mailed to the stockholders of Lincoln International Corporation (variously, "we", "us", and "our") on or about October __, 2004, is furnished in accordance with the requirements of Regulations 14C promulgated under the Securities Exchange Act of 1934, as amended.

Notice is hereby given that the holders of a majority of our outstanding stock have acted by written consent to approve the proposed merger of Lincoln International Corporation with its subsidiary as provided for in the Merger Agreement, attached as Appendix A.

Only stockholders of record at the close of business on September 30, 2004 are being given notice of this Action by Written Consent. Since the actions above have been approved by a majority of the outstanding shares of our common stock, no proxies were or are being solicited.


            THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.



                                Thank you for your continued support.

                                Sincerely,

                                Derek Caldwell
                                President

                        LINCOLN INTERNATIONAL CORPORATION

                        641 LEXINGTON AVENUE, 25TH FLOOR
                            NEW YORK, NEW YORK 10022
                                 (212) 421-1616

             NOTICE OF ACTION TO BE TAKEN BY WRITTEN CONSENT OF THE
                                  STOCKHOLDERS

An Action By Written Consent in lieu of a Special Meeting of Stockholders of Lincoln International Corporation, a Kentucky corporation (variously, "we" "us" "our"), has been taken to authorize our merger into our wholly owned subsidiary, Lincoln International Corporation, a Delaware corporation, for the purpose of changing our state of incorporation from Kentucky to Delaware.

There will be no vote by our stockholders on this action because it has already been approved by the written consent of a majority of the outstanding shares of our common stock.

         WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO
                                SEND US A PROXY.

                        VOTING SECURITIES AND RECORD DATE

The common stock of Lincoln International Corporation is the only outstanding class of securities. At the close of business on September 30, 2004, there were 2610 shares of common stock issued and outstanding. This information Statement was first mailed to our stockholders on or about October __, 2004.

                        QUORUM AND PRINCIPAL STOCKHOLDERS

Approval of all matters specified in the specified in the Written Consent required the affirmative consent of a majority of the issued and outstanding shares of our common stock.

                                   THE ACTION

               TO AUTHORIZE OUR MERGER WITH LINCOLN INTERNATIONAL
                       CORPORATION, A DELAWARE CORPORATION

GENERAL

The Board has considered, deemed advisable, and adopted a resolution approving and recommending to the stockholders the Agreement and Plan of Merger, attached hereto as Appendix A. A majority of the common stock entitled to vote on the Agreement and Plan of Merger has already approved it through an action by written consent in lieu of a special meeting of the stockholders.

The Board now has the discretion to implement this action at any time prior to December 31, 2004 under the terms of the Agreement and Plan of Merger. The text of the Articles of Merger that will be filed with the Secretary of State of Delaware and the Secretary of State of Kentucky to effect this action is set forth in Appendix B; provided, however, that such text is subject to amendment to include such changes as may be required by the Secretary of State of Delaware or the Secretary of State of Kentucky and as the Board deems necessary and advisable to effect this action.

PURPOSE AND EFFECT OF THE ACTION

The purpose of this action is to change our state of incorporation from the Commonwealth of Kentucky to the State of Delaware. As detailed in the Agreement and Plan of Merger and the Articles of Merger, we will exchange one share of our no par common stock for one share of the common stock, par value $0.0001, of our subsidiary, Lincoln International Corporation of Delaware ("Subsidiary"). The result of this stock exchange is that all our shareholders will become shareholders of Subsidiary on a one for one basis. There will be no changes to ownership percentages or relative rights or preferences of our shareholders.

After the merger, our principal offices will remain at 641 Lexington Avenue, 25th Floor, New York, New York 10022, and our telephone number will remain the same. Our officers and directors will be the same after the completion of the merger. The bylaws and Certificate of Incorporation of our subsidiary will become the governing documents of the surviving corporation.

The adoption of our subsidiary's Certificate of Incorporation will increase the number of authorized shares from three million (3,000,000) to five hundred fifty million (550,000,000). Of these five hundred fifty million (550,000,000) shares, five hundred million (500,000,000) shares will be common stock, par value $0.0001, and fifty million (50,000,000) will be "blank check preferred stock" as provided for under Delaware law. Blank check preferred stock is a series of preferred stock that is authorized by a company's Certificate of Incorporation, but this series of preferred stock will have those rights, preferences, and privileges as are subsequently authorized by our Board of Directors at some time in the future. The issuance of this blank check preferred stock will not require any further vote or authorization by our shareholders, and it can be issued by our Board of Directors at any time.

Additionally, the adoption of our subsidiary's Certificate of Incorporation will alter the indemnity provisions that affect our officers and directors. Currently, the fiduciary duties and limits of our officers and directors right to seek indemnification from us are governed by the laws of the Commonwealth of Kentucky. The adoption of our subsidiary's Certificate of Incorporation will change the laws governing our officers and directors fiduciary duties and their right to seek indemnification from us to the laws of the State of Delaware.

The complete text of our subsidiary's Certificate of Incorporation is attached as Appendix C. We strongly recommend that you read this document in its entirety as we have only summarized the provisions we deem material.

No regulatory approvals are necessary on the part of any government agency are necessary for this action, other than the acceptance of the filings by the Secretaries of State of Kentucky and Delaware.

RECENT CHANGES OF CONTROL

On August 6, 2004, Nathan A. Low acquired approximately 83.3% of our outstanding common stock from a number of our shareholders in a private transaction. Mr. Low used his personal funds in this investment.

NOTICE OF DISSENTERS' RIGHTS

This action will result in the creation of dissenters' rights under Kentucky Revised Statute 271.B13, and any shareholder who wishes to dissent should consider this information statement as notice of such rights as required by Kentucky Revised Statute 271.B13-220. Any demand for payment should be sent to our principal offices at the address above, along with any certificates for deposit. This payment demand must be received by us at our principal offices within sixty (60) days of receipt of this information statement. Upon receipt of this demand, we will supply the dissenting shareholder with a form for demanding payment.

EFFECTIVE DATE

The Agreement and Plan of Merger will become effective as of the filing of the Articles of Merger with the office of the Secretary of State of Delaware and with the office of the Secretary of State of Kentucky.

REQUIRED VOTE

This action has been approved by a majority of our outstanding common stock in an action by Written Consent. No further vote is required or will be taken.


                                  OTHER MATTERS

The Board of Directors is not aware of any matter to be presented for action in the written consent other than the matters referred to above.

            DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

Some banks, brokers and other nominee record holders may be participating in the practice of "householding" information statements. This means that only one copy of this information statement may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of this information statement and any accompanying materials to you if you write us at 641 LEXINGTON AVENUE, 25TH FLOOR, NEW YORK, NEW YORK 10022, or call us at (212) 421-1616. If you want to receive separate copies of our corporate documents in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address and phone number.

                                              By Order of the Board of Directors

         WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO
                                SEND US A PROXY.

                                   APPENDIX A
                          AGREEMENT AND PLAN OF MERGER

                         AGREEMENT AND PLAN OF MERGER OF
            LINCOLN INTERNATIONAL CORPORATION, A KENTUCKY CORPORATION
                                      INTO
            LINCOLN INTERNATIONAL CORPORATION, A DELAWARE CORPORATION

         THIS AGREEMENT AND PLAN OF MERGER is entered into as of this 11 day of October, 2004, by and between, LINCOLN INTERNATIONAL CORPORATION, A KENTUCKY CORPORATION ("Target"), and LINCOLN INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, or its successors or assigns ("Survivor").

                                    RECITAL:

         Survivor and Target each desire to merge their respective companies and business operations, all on the terms and subject to the conditions set forth herein (the "Merger").

         NOW, THEREFORE, in consideration of the mutual covenants, benefits, conditions and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed as follows:


                                    ARTICLE I
                                   THE MERGER

         1.1 THE MERGER. Upon the terms and subject to the conditions hereof, at the Effective Time (as defined in Section 1.2 hereof), (a) Target shall be merged with and into Survivor, (b) the separate existence of Target shall cease, and (c) Survivor shall continue as the surviving corporation in the Merger under the laws of the State of Delaware under the name "Lincoln International Corporation". For purposes of this Agreement, Survivor shall be referred to, for the period commencing on the Effective Time, as the "Surviving Corporation."

         1.2 EFFECTIVE TIME OF THE MERGER. The parties hereto shall cause (a) articles of merger (the "Articles of Merger") to be filed with the office of the Secretary of State of Delaware in accordance with the provisions of Section 252 of the Delaware General Corporation Law (the "DGCL") and (b) articles of merger to be filed with the Secretary of State of Kentucky in accordance with the provisions of Chapter 271B of the Kentucky Revised Statutes (the "Kentucky Act"). When used herein, the term "Effective Time" shall mean the time when the Articles of Merger has been accepted for filing by the Secretary of State of Delaware and the Secretary of State of Kentucky or such time as otherwise specified therein.

        1.3 EFFECT OF THE MERGER. The Merger shall, from and after the Effective Time, have all the effects provided by the DGCL and the Kentucky Act. If at any time after the Effective Time, any further action is deemed necessary or desirable to carry out the purposes of this Agreement, the parties hereto agree that the Surviving Corporation and its proper officers and directors shall be authorized to take, and shall take, any and all such action.

                                   ARTICLE II
                            THE SURVIVING CORPORATION

        2.1 CERTIFICATE OF INCORPORATION. The Certificate of Incorporation of Survivor, ("Survivor's Closing Certificate"), shall be the Certificate of Incorporation of the Surviving Corporation after the Effective Time, until thereafter changed or amended as provided therein or by applicable law.

        2.2 BYLAWS. The Bylaws of Survivor as in effect immediately prior to the Effective Time shall be the Bylaws of the Surviving Corporation, until thereafter changed or amended as provided therein or by applicable law.

        2.3 BOARD OF DIRECTORS; OFFICERS. The Board of Directors and officers of Survivor immediately prior to the Effective Time shall be the Board of Directors and officers, respectively, of the Surviving Corporation, until the earlier of their respective resignations or the time that their respective successors are duly elected or appointed and qualified.

                                   ARTICLE III
                              CONVERSION OF SHARES

        3.1 CAPITAL STOCK. As of the Effective Time, by virtue of the Merger and without any action on the part of any stockholder of Target or Survivor:

                  (a) Each issued and outstanding share of common stock of
                 Survivor shall be canceled and retired and shall cease to exist, and no consideration shall be delivered in exchange therefor;

                  (b) All shares of common stock of Target held by Target shall be canceled and retired and shall cease to exist, and no consideration shall be delivered in exchange therefor; and

                  (c) Each additional issued and outstanding share of common stock of Target shall be automatically converted into, and exchangeable for, one (1) share of validly issued, fully paid and nonassessable common stock of the Surviving Corporation, par value $0.0001 (the "Common Stock").

        3.2 NO FURTHER RIGHTS. From and after the Effective Time, holders of any Target common stock (or certificates representing such interests) shall cease to have any rights as stockholders of Target, except as provided herein or by applicable law.

        3.3 CLOSING OF TARGET'S TRANSFER BOOKS. At the Effective Time, the Target transfer books shall be closed and no transfer of any of the stock of Target shall be made thereafter. If after the Effective Time, stock certificates of Target are presented to the Surviving Corporation, they shall be canceled and exchanged for a consideration as set forth in Section 3.1 hereof.



                                   ARTICLE IV
                        TERMINATION, AMENDMENT AND WAIVER

        4.1 TERMINATION. This Merger Agreement may be terminated at any time prior to the Effective Time:

                  (a) by mutual written consent of Survivor and Target; or

                  (b) by either Survivor or Target if the Merger shall not have been consummated on or before December 31, 2004.

        4.2 AMENDMENT. This Merger Agreement may be amended by Target and Survivor at any time before the Effective Time.

        4.3 WAIVER. At any time prior to the Effective Time, the parties hereto may, to the extent permitted by applicable law, (i) extend the time for the performance of any of the obligations or other acts of any other party hereto,
(ii) waive any inaccuracies in the representations and warranties by any other party contained herein or in any documents delivered by any other party pursuant hereto and (iii) waive compliance with any of the agreements of any other party or with any conditions to its own obligations contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed by or on behalf of such party.

                                    ARTICLE V
                               GENERAL PROVISIONS


        5.1 NOTICES. All notices or other communications under this Agreement shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in Person, by telecopy (with confirmation of receipt), or by registered or certified mail, postage prepaid, return receipt requested to the addresses listed on the signature page of this Agreement or to such other address as any party may have furnished to the other parties in writing in accordance with this Section.

        5.2 ENTIRE AGREEMENT. The exhibits and schedules hereto are incorporated herein by reference. This Agreement and the documents, schedules and instruments referred to herein and to be delivered pursuant hereto constitute the entire agreement between the parties pertaining to the subject matter hereof, and supersede all other prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof. There are no other representations or warranties, whether written or oral, between the parties in connection the subject matter hereof, except as expressly set forth herein.

         5.3 ASSIGNMENTS; PARTIES IN INTEREST. This Agreement may not be assigned without the prior written consent of the other parties. This Agreement shall be binding upon, inure to the benefit of, and be enforceable by each party hereto, and their respective heirs, successors and valid assigns.

         5.4 GOVERNING LAW. This Agreement, including the parties hereto with respect to the Merger, shall be governed in all respects by the laws of the State of Delaware (without giving effect to the provisions thereof relating to conflicts of law).

         5.5 HEADINGS. The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation hereof.

         5.6 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which taken together shall constitute a single agreement.

         5.7 SEVERABILITY. If any term or other provision hereof is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions hereof shall nevertheless remain in full force and effect so long as the economics or legal substance of the transactions contemplated hereby are not affected in any manner materially adverse to any party. Upon determination that any term or other provision hereof is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable law in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

        IN WITNESS WHEREOF, Survivor and Target have caused their duly authorized officers or representatives to sign and deliver this Agreement all as of the date first written above.


                      "TARGET"

                      LINCOLN INTERNATIONAL CORPORATION, A KENTUCKY CORPORATION

                      By: /s/ Derek Caldwell
                          --------------------------------------
                      Name: Derek Caldwell
                           -------------------------------------
                      Title: President
                            ------------------------------------

                      "SURVIVOR"

                      LINCOLN INTERNATIONAL CORPORATION,
                        A DELAWARE CORPORATION

                      By: /s/ Derek Caldwell
                          --------------------------------------
                      Name: Derek Caldwell
                            ------------------------------------
                      Title: President
                             -----------------------------------

                                   APPENDIX B
                               ARTICLES OF MERGER

                               ARTICLES OF MERGER
                                       OF

                        LINCOLN INTERNATIONAL CORPORATION
                            (a Kentucky corporation)

                                      INTO

                        LINCOLN INTERNATIONAL CORPORATION
                            (a Delaware corporation)

               UNDER SECTION 252 OF THE GENERAL CORPORATION LAW OF
                         THE STATE OF DELAWARE ("DGCL")


LINCOLN INTERNATIONAL CORPORATION, a Delaware corporation, hereby certifies that:

                                    ARTICLE 1
                              SURVIVING CORPORATION

         The name and jurisdiction of organization of the surviving corporation is Lincoln International Corporation, a corporation organized under the laws of the State of Delaware. The name of the surviving corporation has not been changed as a result of the merger.

                                    ARTICLE 2
                            NONSURVIVING CORPORATION

         The name and jurisdiction of organization of the nonsurviving corporation is Lincoln International Corporation, a corporation organized under the laws of the State of Kentucky.

                                    ARTICLE 3
                                 PLAN OF MERGER

         The Plan of Merger, containing such information as required by Section 252 of the DGCL and KRS 271B.11-010 of the Kentucky Revised Statutes ("KRS"), is set forth in Exhibit A, attached hereto, incorporated herein and made a part hereof.

                                    ARTICLE 4
                               APPROVAL OF MERGER

        The attached and incorporated Plan of Merger was duly authorized, approved, adopted, certified, executed and acknowledged by each constituent corporation in accordance with Section 252(c) of the DGCL and KRS 271B.11-010.

                                    ARTICLE 5
                             AMENDMENT NOT REQUIRED

        The Certificate of Incorporation of Lincoln International Corporation, a Delaware corporation shall be the Certificate of Incorporation of the surviving corporation, and no amendment to the Certificate of Incorporation of the surviving corporation is required.

                                    ARTICLE 6
           SERVICE OF PROCESS; OBLIGATIONS OF NONSURVIVING CORPORATION

The surviving corporation agrees to the following:

      (1) That it may be served with process in Delaware in any proceeding for enforcement of any obligation of any corporation party to the merger that was organized under Delaware law, and for enforcement of any obligation of the surviving corporation arising from the merger.

      (2) That the surviving corporation appoints the Secretary of State of Kentucky as its agent for service of process in any proceeding to enforce any obligation or the rights of dissenting shareholders of the nonsurviving corporation, and the address to which a copy of the process shall be mailed by the Secretary of State of Kentucky is:

                                Pedley Zielke Gordinier & Pence
                                2000 Meidinger Tower
                                462 S. Fourth Street
                                Louisville, Kentucky 40202-2555
                                Attn: David Pedley

         (3) That it agrees that it will promptly pay to the dissenting shareholders of the nonsurviving corporation the amount, if any, to which they are entitled under KRS271B.13.

         (4) That it agrees that the courts of the State of Kentucky shall retain jurisdiction over that part of the corporate property within the State of Kentucky, in all matters which may arise, as if the transaction had not taken place.

IN WITNESS WHEREOF, the undersigned as surviving corporation hereby executes these Articles of Merger and verifies, subject to penalties of perjury, that the statements contained herein are true, this 11 day of October, 2004.



                      LINCOLN INTERNATIONAL CORPORATION, A DELAWARE CORPORATION

                      By: /s/ Derek Caldwell
                          --------------------------------------
                      Name: Derek Caldwell
                      Title: President

                                    EXHIBIT A


                          AGREEMENT AND PLAN OF MERGER

                                       OF

            LINCOLN INTERNATIONAL CORPORATION, A KENTUCKY CORPORATION

                                      INTO

            LINCOLN INTERNATIONAL CORPORATION, A DELAWARE CORPORATION

                               ARTICLES OF MERGER
                                       OF

                        LINCOLN INTERNATIONAL CORPORATION
                            (a Kentucky corporation)

                                      INTO

                        LINCOLN INTERNATIONAL CORPORATION
                            (a Delaware corporation)

      UNDER SECTION KRS 271B.11-050 OF THE KENTUCKY REVISED STATUES ("KRS")


LINCOLN INTERNATIONAL CORPORATION, a Delaware corporation, hereby certifies that:

                                    ARTICLE 1
                              SURVIVING CORPORATION

         The name and jurisdiction of organization of the surviving corporation is Lincoln International Corporation, a corporation organized under the laws of the State of Delaware. The name of the surviving corporation has not been changed as a result of the merger.


                                    ARTICLE 2
                            NONSURVIVING CORPORATION

         The name and jurisdiction of organization of the nonsurviving corporation is Lincoln International Corporation, a corporation organized under the laws of the State of Kentucky.


                                    ARTICLE 3
                                 PLAN OF MERGER

         The Plan of Merger, containing such information as required by Section 252 of the Delaware General Corporation Law ("DGCL") and KRS 271B.11-010, is set forth in Exhibit A, attached hereto, incorporated herein and made a part hereof.

                                    ARTICLE 4
                               APPROVAL OF MERGER

The attached and incorporated Plan of Merger was duly authorized and approved by each constituent corporation in accordance with Section 252(c) of DGCL and KRS 271B.11-010.

                                    ARTICLE 5
                             AMENDMENT NOT REQUIRED

The Certificate of Incorporation of Lincoln International Corporation, a Delaware corporation shall be the Certificate of Incorporation of the surviving corporation, and no amendment to the Certificate of Incorporation of the surviving corporation is required.

                                    ARTICLE 6
           SERVICE OF PROCESS; OBLIGATIONS OF NONSURVIVING CORPORATION

The surviving corporation agrees to the following:

      (1) That it may be served with process in Delaware in any proceeding for enforcement of any obligation of any corporation party to the merger that was organized under Delaware law, and for enforcement of any obligation of the surviving corporation arising from the merger.

      (2) That the surviving corporation appoints the Secretary of State of Kentucky as its agent for service of process in any proceeding to enforce any obligation or the rights of dissenting shareholders of the nonsurviving corporation, and the address to which a copy of the process shall be mailed by the Secretary of State of Kentucky is:

                   Pedley Zielke Gordinier & Pence, PLLC
                   2000 Meidinger Tower
                   462 S. Fourth Street
                   Louisville, Kentucky 40202-2555

        (3) That it agrees that it will promptly pay to the dissenting shareholders of the nonsurviving corporation the amount, if any, to which they are entitled under KRS271B.13.

        (4) That it agrees that the courts of the State of Kentucky shall retain jurisdiction over that part of the corporate property within the State of Kentucky, in all matters which may arise, as if the transaction had not taken place.

IN WITNESS WHEREOF, the undersigned as surviving corporation hereby executes these Articles of Merger and verifies, subject to penalties of perjury, that the statements contained herein are true, this 11 day of October, 2004.


                      LINCOLN INTERNATIONAL CORPORATION, A DELAWARE CORPORATION

                      By: /s/ Derek Caldwell
                          ------------------------------
                      Name: Derek Caldwell
                      Title: President

                                   APPENDIX C
              CERTIFICATE OF INCORPORATION OF SURVIVING CORPORATION

                                    DELAWARE

                                 THE FIRST STATE

        I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF INCORPORATION OF "LINCOLN INTERNATIONAL CORPORATION", FILED IN THIS OFFICE ON THE TWENTY-NINTH DAY OF SEPTEMBER, A.D. 2004, AT 4:51 O'CLOCK P.M.

        A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE KENT COUNTY RECORDER OF DEEDS.


3862768 8100
040705241

[SEAL]

/s/ Harriet Smith Windsor
---------------------------------------------
Harriet Smith Windsor, Secretary of State

AUTHENTICATION: 3388064
DATE: 10-01-04

                          CERTIFICATE OF INCORPORATION
                                       OF
                       LINCOLN INTERNATIONAL CORPORATION

                                   ARTICLE I.
                                      NAME

        The name of this corporation (the "Corporation") shall be: LINCOLN INTERNATIONAL CORPORATION.

                                   ARTICLE II.
                                REGISTERED OFFICE

        The address of the registered office of the Corporation in the State of Delaware is 9 East Loockerman Street, Suite 1B, Dover, County of Kent, Delaware 19901, and the name of the registered agent of the Corporation in the State of Delaware at such address is National Registered Agents, Inc. The Corporation may, from time to time, in the manner provided by law, change the resident agent and the registered office within the State of Delaware. The Corporation may also maintain an office or offices for the conduct of its business, either within or without the Stale of Delaware.

                                  ARTICLE III.
                                     PURPOSE

        The Corporation is organized to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

                                   ARTICLE IV.
                                  CAPITAL STOCK

        The total number of shares of stock of all classes which this corporation is authorized to issue five hundred fifty million (550,000,000), consisting of five hundred million (500,000,000) shares of Common Stock, par value S0.0001 (the "Common Stock"), and fifty million (50,000,000) shares of Preferred Stock, par value S0.000l (the "Preferred Stock"). The designations, powers, preferences, rights, qualifications, limitations or restrictions relating to the Preferred Stock: and the Common Stock shall be as follows:

        (a) Preferred Stock. The Preferred Stock may be issued from time to time in one or more series. The Board of Directors of the Corporation (the "Board") is hereby authorized, prior to the issuance of any series of Preferred Stock, to fix by resolution or resolutions providing for the issue of such series the number of shares included in such series and the voting powers, designations, preferences, and relative, participating, optional and other special rights, and the qualifications, limitations or restrictions thereof. Pursuant to the foregoing general authority vested in the Board, but not in limitation of the powers conferred on the Board thereby and by the General Corporation Law of Delaware, the Board is expressly authorized to determine with respect to each series of Preferred Stock:

(1) the designation or designations of such series raid the number of shares (which number from time to time may be decreased by the Board, but not below the number of such shares then outstanding, or may be increased by the Board, but not in excess of the number of preferred shares then authorized, unless otherwise provided in the resolution creating such series) constituting such series;

(2) the rate or amount and times at which, and the preferences and conditions under which, dividends shall be payable on shares of such series, the status of such dividends as cumulative or noncumulative, the date or dates from which dividends, if cumulative, shall accumulate, and the status of such shares as participating or nonparticipating after the payments of dividends as to which such shares are entitled to any preference;

(3) the rights and preferences, if any, of the holders of shares of such series upon the liquidation, dissolution or winding up of the affairs of, or upon any distribution of the assets of, the Corporation, which amount may vary depending upon whether such liquidation, dissolution or winding up is voluntary or involuntary and, if voluntary, may vary at different dates, and the status of the shares of such series as participating or nonparticipating after the satisfaction of any such rights and preferences;

(4) the full or limited voting rights, if any, to be provided for shares of such series, in addition to the voting rights provided by law;

(5) the times, terms and conditions, if any, upon which shares of such series shall be subject to redemption, including the amount the holders of shares of such series shall be entitled to receive upon redemption (which amount may vary under different conditions or at different redemption dates) and the amount, terms, conditions and manner of operation of any purchase, retirement or sinking fund to be provided for the shares of such series;

(6) the rights, if any, of the Corporation or the holders of shares of such series to convert such shares into, or to exchange such shares for, shares of any other class or classes or of any other series of the same class or other securities of the Corporation, the prices or rates of conversion or exchange, and adjustments thereto, and any other terms and conditions applicable to such conversion or exchange;


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        (7)     the limitations, if any, applicable while such series is
                outstanding on the payment of dividends or making of distributions on, or the acquisition or redemption of, Common Stock or any other class of shares ranking junior, either as to dividends or upon liquidation, to the shares of such series;

        (8) the conditions or restrictions, if any, upon the issue of any additional shares (including additional shares of such series or any other series or of any other class) ranking on a parity with or prior to the shares of such series either as to dividends or upon liquidation; and

        (9) any other relative powers, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, of shares of such series;

        in each case, so far as not inconsistent with the provisions of this Certificate of Incorporation or the General Corporation Law of Delaware. All shares of Preferred Stock shall be identical and of equal rank except with respect to the particulars that may be fixed by the Board as provided above, and all shares of each series of Preferred Stock shall he identical and of equal rank.

(b) Common Stock. Except as otherwise provided by the General Corporation Law of Delaware or by any resolution adopted by the Board fixing the powers, preferences and rights, the qualifications, limitations or restrictions of the Preferred Stock, all rights pertaining to shares of the Corporation shall be vested exclusively in the Common Stock. Each share of Common Stock shall have one vote upon all matters to be voted on by the holders of the Common Stock. The Common Stock shall share ratably, subject to the rights and preferences of the Preferred Stock, in all assets of the Corporation in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, or upon any distribution of the asset, of the Corporation.

                                   ARTICLE V.
                             DIRECTORS AND OFFICERS

        (a) Number of Directors. The members of the Board of the Corporation are styled as directors. The Board shall he elected in such manner as shall be provided in the bylaws of the Corporation. The initial Board shall consist of at least one (1) and not more than ten (10) individuals. The number of directors may be changed from time to time within this range in such manner as shall be provided in the bylaws of the Corporation.

        (b) Initial Direct. The names of the directors constituting the initial Board are as follows:

                        Derek Caldwell

                        Sam Masri


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          (c) Payment of Expenses. In addition to any other rights of indemnification permitted by the laws of the State of Delaware or as may be provided for by the Corporation in its bylaws or by agreement, the expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding, involving alleged acts or omissions of such officer or director in his or her capacity as an officer or director of the Corporation, must he paid, by the Corporation or through insurance purchased and maintained by the Corporation or through other financial arrangements made by the Corporation, as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he or she is not entitled to be indemnified by the Corporation.


                                   ARTICLE VI.
                                  INCORPORATOR

        The name and mailing address of the incorporator is as follows:

                  David M. Pedley, Esq
                  Pedley, Zielke, Gordinier & Pence, PLLC
                  2000 Meidinger Tower
                  462 South 4th Street
                  Louisville, KY 40202
                  Facsimile No.: (502) 584-0422
                  Telephone No.: (502) 589-4600


                                  ARTICLE VII.
                               AMENDMENT OF BYLAWS

        In furtherance and not in limitation of the powers conferred by statute, the Board is expressly authorized to adopt, repeal, rescind, alter or amend in any respect the Bylaws of the Corporation. Election of Directors need not be by written ballot,

                                  ARTICLE VIII.
                             ACTION BY SHAREHOLDERS

        To the extent allowed by law, any action that is required to he or may be taken at a meeting of the shareholders of the Corporation may be taken without a meeting if written consent, setting forth the action, shall be signed by persons who would be entitled to vote at a meeting those shares having voting power to cast not less than the minimum number (or numbers, in the ease of voting by classes) of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote were present and voted. Prompt notice shall be given of the taking of Corporation action without a meeting by less than unanimous written consent to those shareholders on the record date whose shares ere not represented on the written consent. Without limiting the foregoing, elections of directors of the Corporation need not be by written ballot except and to the extent provided in the by-laws of the Corporation.


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                                   ARTICLE IX.
                                 INDEMNIFICATION

                  A Director of the Corporation shall not he personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a Director, except for liability (i) for any breach of the Director's duty of loyalty to the Corporation or its stockholders, (ii) For acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of Delaware, or (iv) for any transaction from which the Director derived an improper personal benefit.

                  If the General Corporation Law of Delaware is hereafter amended to authorize the further elimination or limitation of the liability of a director, then the liability of a Director of the Corporation shall he eliminated or limited to the fullest extent permitted by the General Corporation Law of Delaware, as so amended.

                  Any repeal or modification of the foregoing provisions of this
Article IX by the Stockholders of the Corporation shall not adversely affect any right or protection of a Director of the Corporation existing at the time of such repeal or modification.

                  The provisions of this Article IX shall not be deemed to limit or preclude indemnification of a Director by the Corporation for any liability of a Director which has not been eliminated by the provisions of this Article IX.

                  IN WITNESS WHEREOF, the undersigned, being the incorporator hereinbefore named, has executed, signed and acknowledged this certificate of incorporation this 29th day of September, 2004.


                            /s/ DAVID M. PEDLEY, ESQ.
                            -----------------------------------
                            DAVID M. PEDLEY, ESQ., Incorporator


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